SUBSCRIPTION AGREEMENT

                                                GAMEHAPPY.COM, INC.

GameHappy.com, Inc.
204 South Parker
Bryan, Texas 77803

Gentlemen:

         The undersigned, intending to be legally bound, hereby irrevocably applies to purchase from GameHappy.com, Inc. ("GameHappy.com"), a Texas corporation, the number of Shares (the "Shares") indicated beside the undersigned's signature.


     1. Subscription. Subject to the terms and conditions hereof and the provisions of the Prospectus (the '"Prospectus") dated August 13, 2001, as amended by Post Effective Amendment No. 3, dated March 28, 2002, describing an offering by GameHappy.com of shares of its common stock, in the undersigned hereby irrevocably subscribes for the number of Shares indicated below and agrees to deliver herewith to GameHappy.com, Inc. his check payable to the order of "GameHappy.com, Inc." in an amount equal to $0.25 times the number of Shares for which the undersigned has subscribed.


     2. Acceptance of Subscription. The undersigned agrees that GameHappy.com shall have the right to accept or reject this subscription, in whole or in part, and that this subscription shall be deemed to be accepted by GameHappy.com, only when it is executed by GameHappy.com. Once accepted by GameHappy.com, this subscription shall be irrevocable. In the event this subscription is rejected by GameHappy.com, the proceeds of this subscription will be returned promptly to the undersigned, without interest.

     3. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with GameHappy.com, the other shareholders of GameHappy.com and each officer, employee and agent of each of the foregoing that:

                  (a) He has adequate means of providing for his current needs and possible personal contingencies, and he has no need now, and anticipates no need in the foreseeable future, to sell the Shares for which he hereby subscribes. He is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, he is able to hold his Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of his entire investment in the Shares in the event such loss should occur.


                  (b) (i) He either is (A) a director, executive officer or general partner of GameHappy.com, (B) a natural person with an individual net worth, or joint net worth with his spouse, at the time of his purchase of the Shares in excess of $1,000,000, (C) a natural

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         person with individual income in excess of $200,000 in each of the two most recent years and reasonably expects an income in excess of $200,000 in the current year, (D) a natural person with joint income with his spouse in excess of $300,000 in each of the two most recent years and reasonably expects a joint income with his spouse in excess of $300,000 in the current year, (E) a trust with total assets in excess of $5,000,000 which was not formed for the specific purpose of acquiring Shares and whose purchases are directed by a person having such knowledge and experience in financial and business matters that is capable of calculating the merits and risks of an investment in Shares,
         (F) an entity all the equity owners of which are persons meeting the requirements of one or more of the above subcategories (A), (B), (C),
         (D) or (E) above or is otherwise an "accredited investor" (as such term is defined under Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Act"); or

                           (ii) the Shares represent less than his net worth or he has (A) an individual net worth or joint net worth with his spouse at the time of such person's purchase of the Shares (exclusive of home, furnishings and automobiles) of $225,000 or more, without regard to an investment in the Shares, and individual or joint, "taxable income," as defined in Section 63 of the Internal Revenue Code of 1986, of $100,000 or more for the current year and the two previous years, (B) an individual or joint net worth with his or her spouse in excess of $1,000,000 (inclusive of home, furnishings and automobiles), (C) an individual or joint net worth with his spouse in excess of $500,000 (exclusive of home, furnishings and automobiles), or (D) a combined "gross income" as defined in Section 61 of the Code of $200,000 or more for the current year and for the two previous years; provided that subscriptions shall not be accepted from more than thirty-five such persons described in this subsection (ii).

                  (c) He, together with his Purchaser Representative (as such term is defined in Rule 501 of Regulation D promulgated under the Act), if applicable, has such knowledge and experience in financial, tax and business matters that he is capable of evaluating the terms and risks of the prospective investment in the Shares and is able to bear the economic risk of such investment for an indefinite period.

                  (d) He recognizes that his investment in the Shares involves a high degree of risk which may result in the loss of the total amount of his investment. He acknowledges that he has been advised and is fully aware that GameHappy.com's business is a highly speculative and uncertain venture involving a high degree of risk, the advantages and benefits of which are generally limited to a certain group of investors.

                  (e) He is aware that he must bear the economic risk of his investment in the Shares for an indefinite period of time because no public market for the Shares currently exists and there can be no assurance that such a market will be developed in the future.

                  (f) He has had the opportunity to obtain any information necessary to verify the accuracy of the information provided to him and to evaluate the merits of his investment, and

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         has been given the opportunity to meet with officials of GameHappy.com and its Affiliates and to have said officials answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to his full satisfaction. In reaching the conclusion that he desires to acquire the Shares, he has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

                  (g) In making his decision to become an Investor, he has relied solely upon his review of such documents and independent investigations made by him, without assistance of GameHappy.com, its Affiliates or their employees or agents.

                  (h) He acknowledges that although he has been advised that Rule 144, promulgated under the Act, is expected to be applicable or contemplated to become applicable to the resale of the Shares, he acknowledges that after the expiration of one year after the date the registration statement of which this Prospectus is a part became effective, GameHappy.com will not be obligated to make the filings and reports, or make available publicly the information, which is a condition to the availability of Rule 144 or take any other action in furtherance of making any other exemption available.

                  (i) He will provide GameHappy.com such information as may be reasonably requested by GameHappy.com to enable it to satisfy itself as to his knowledge and experience and his ability to bear the economic risk of an investment in the Shares.

                  (j) If the undersigned is a corporation, partnership, trust or other entity, it is authorized and qualified to become a Investor in, and authorized to make its capital contributions to GameHappy.com, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

                  (k) If the undersigned is a corporation or a partnership, the person signing the Subscription Agreement on its behalf hereby represents and warrants that the information contained in each Purchaser Questionnaire completed by each shareholder of such corporation or partner of such partnership is true and correct with respect to such shareholder or partner (and if any such shareholder or partner is itself a corporation or a partnership, with respect to all persons having an Unit in such corporation or partnership, whether directly or indirectly) and that the person signing this Subscription Agreement has made due inquiry to determine the truthfulness and accuracy of the information contained in any such Purchaser Questionnaire.

                  (l) If the undersigned is purchasing the Shares in a representative or fiduciary capacity, the representations and warranties contained herein (and in any other written statement or document delivered to GameHappy.com in connection herewith) shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased.


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                  (m) The foregoing representations, warranties and agreements together with all other representations and warranties made or given by the undersigned to GameHappy.com in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the admission of the undersigned to GameHappy.com as if made on and as of such date and shall survive such date.

         4. Indemnification. The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties and covenants set forth in Section 3 hereof and that GameHappy.com has relied and will rely upon such representations, warranties and covenants and he hereby agrees to indemnify and hold harmless GameHappy.com, each Investor therein, and their respective officers, directors, partners, controlling persons, agents and employees, from and against any and all loss, damage, or liability, joint or several, and any action in respect thereof, to which any such person may become subject to or arising out of a breach of any such representation, warranty or covenant or the inaccuracy of such certifications. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 4, shall survive the acceptance of this subscription and the admission of the Investors as shareholders of GameHappy.com.

         5. Survival. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in
Section 4 hereof, shall survive the acceptance of the subscription. The undersigned acknowledges and agrees that this Subscription Agreement shall survive the death or disability of the undersigned.

         6.       ARBITRATION.

                  (a)      (i)  Arbitration is final and binding on the parties.

                           (ii) The parties are waiving their right to seek
                  remedies in court, including the right to a jury trial.

                           (iii) Pre-arbitration discovery is generally more
                  limited than and different from court proceedings.

                           (iv) The arbitrators' award is not required to
                  include factual findings or legal reasoning and any parties' right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

                           v) The panel of arbitrators will typically include a
                  minority of arbitrators who were or are affiliated with the securities industry.

                  (b) Any controversy or claim arising out of or relating to the Investor's investment in the Shares, including, but not limited to, any interpretation, breach or dispute concerning any of the terms or provisions of this Subscription Agreement,

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         which disagreement is not settled in writing within thirty days after it arises, shall be settled by arbitration in Dallas, Texas, in accordance with the laws of the State of Texas and under the rules then obtaining of the American Arbitration Association (or any successor thereto), and judgment upon the award rendered in said arbitration shall be final and may be entered in any court in the State of Texas having jurisdiction thereof. Any party hereto may apply for such arbitration.

         7. Governing Law. THIS SUBSCRIPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED IN ALL RESPECTS BY THE
LAWS OF THE STATE OF TEXAS.


NUMBER OF SHARES SUBSCRIBED FOR (fill in the following line)
-------------------------------

            Share(s) at $                  per Share.
-----------           ---------------------


EXECUTED this _____ day of ________________________, 2001.

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE FOUND IN
SECTION 6.



Signature of Subscriber              Signature of Subscriber's Spouse
                                     (or Other Co-Owner)



Subscriber's Name                    Subscriber's Spouse (or Other Co-Owner)
(Print or Type)                             (Print or Type)


Please indicate the classification of ownership:

Individually:
                           ------------------
Trust:
                           ------------------
Corporation:
                           ------------------
Joint Tenants:
                           ------------------
Tenants in Common:
                                    ------------------
Community Property:
                                    ------------------
Other:
                                    --------------------------------------------


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         APPROVAL AND ACCEPTANCE OF SUBSCRIPTION ON THIS ______ DAY OF
_____________,          .
              ----------


                                                     GameHappy.com, INC.



                                                     By:
                                                        ------------------------


                                                     Name:
                                                          ----------------------

                                                     Title:
                                                           ---------------------

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